		MONTHLY SERVICING STATEMENT
		(Delivered pursuant to subsection 5.03 (a)
		of the Indenture Supplement

		HSBC FINANCE CORPORATION, successor by merger to Household Finance Corporation ("HSBC Finance")
		HSBC Funding Inc. V

		HOUSEHOLD PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST I
		Class A, Class B and Class C Notes, Series 2002-2

		This Certificate relates to the Distribution Date occurring on June 15, 2005

1.		Pool One Information.

(a)		The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to	$654,323,711.02

(b)		The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such
		Distribution Date was equal to	$549,156,065.96

	(i)	The total payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (h) ], is	12.21%

(c)		The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the
		Due Period preceding such Distribution Date was equal to	$105,167,645.06

	(i)	The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (h) ], is	22.79%

	(ii)	The amount of such aggregate with respect to Finance Charge was equal to	$80,418,551.41

	(iii)	The amount of such aggregate with respect to fees was equal to	$18,598,423.15

	(iv)	The amount of such aggregate with respect to Interchange was equal to	N/A

	(v)	The amount of such aggregate with respect to other recoveries was equal to	$1,783,694.44

	(vi)	The amount of such aggregate with respect to principal recoveries was equal to	$4,366,976.06

(d)		The Gross Defaulted Amount for the preceding Due Period is	$27,302,525.32
	(i)	The annualized default rate, (d) *12 / (h), is	6.17%

	(ii)	The annualized net default rate, [(d)-(c)(vi)] *12 / (h), is	5.19%

(e)		The Portfolio Yield for such Distribution Date [c(i) - d(ii)] .	17.61%

(f)		The total amount of Principal Receivables in Pool One at the beginning of the preceding Due Period or, if there
		were Additions or Removals during the Due Period, the
		average balance for such Due Period is equal to	$5,307,367,301.90

(g)		The total amount of Principal Receivables in Pool One as of the last day of the preceding Due Period is	$5,054,762,202.89

(h)		The total amount of Principal Receivables in Pool One at the beginning of the preceding Due Period	$5,307,367,301.90

(i)		The total amount of Finance Charge and Administrative Receivables in Pool One as of the last day of the
		preceding Due Period is	$231,272,315.37

(j)		The aggregate outstanding gross balance of the Accounts which were 30-59 days delinquent as of the close of
		close of business on the last day of the calendar month
		preceding such Distribution Date was equal to	$69,323,869.99

(k)		The aggregate outstanding gross balance of the Accounts which were 60-89 days delinquent as of the close of
		business on the last day of the calendar month preceding
		such Distribution Date was equal to	$49,655,501.34

(l)		The aggregate outstanding gross balance of the Accounts which were 90+ days delinquent as of the close of
		business on the last day of the calendar month preceding
		such Distribution Date was equal to	$103,263,793.15

(m)		Transferor Amount	$3,120,702,202.89

(n)		Transferor Interest Percentage (Transferor Amount/aggregate Series Adjusted Invested Amount)	161.35%

2.		Series 2002-2 Information

(a)		The average rate (the weighted average Class A Note Interest Rate, Class B Note Interest Rate and Class C
		Note Interest Rate reduced to take into account the
		non-interest bearing over-collateralization invested amount) is equal to	3.1941%

(b)		Total investor Collections is equal to	$65,316,885.45

(c)		Investor percentage of Principal Collections is equal to	$54,818,682.63

(d)		The Floating Investor Percentage for the Due Period preceding such Distribution Date was equal to	9.98%

(e)		Investor Finance Charge and Administrative Collections is equal to	$10,498,202.82

(f)		Investor Defaulted Amount is equal to	$2,725,433.74

(g)		The Monthly Servicing Fee is equal to	$883,000.00

(h)		The Monthly Administration Fee is equal to	$8.32

(i)		The Series Portfolio Yield for the Due Period preceding such Distribution Date was equal to	17.6054%

3.		Determination of Monthly Interest

(a)		The number of days in the Interest Period is equal to	30

(b)		Class A Note Principal Balance - Beginning of the Due Period	$400,000,000.00

(c)		The Class A Note Interest Rate for the Interest Period with respect to such Distribution Date is equal to	3.2600%

(d)		Class A Monthly Interest is equal to	$1,086,666.67

(e)		Class B Note Principal Balance - Beginning of the Due Period	$58,275,000.00

(f)		The Class B Note Interest Rate for the Interest Period with respect to such Distribution Date is equal to	3.6400%

(g)		Class B Monthly Interest is equal to	$176,767.50

(h)		Class C Note Principal Balance - Beginning of the Due Period	$41,050,000.00

(i)		The Class C Note Interest Rate for the Interest Period with respect to such Distribution Date is equal to	4.2900%

(j)		Class C Monthly Interest is equal to	146,753.75

4.04		Application of Available Funds

	(a)	Available Investor Finance Charge and Administrative Collections	$10,498,202.82

	(i)	The amount of Class A Monthly Interest for such Distribution Date is equal to	$1,086,666.67

		The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is equal
		to	$0.00

		The amount of Class A Additional Interest for such Distribution Date is equal to	$0.00

		The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is
		Equal to	$0.00

	(ii)	The amount of Class B Monthly Interest for such Distribution Date is equal to	$176,767.50

		The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is
		equal to	$0.00

		The amount of Class B Additional Interest for such Distribution Date is equal to	$0.00

		The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is
		equal to	$0.00

	(iii)	The amount of Class C Monthly Interest for such Distribution Date is equal to	$146,753.75

		The amount of any Class C Monthly Interest previously due but not distributed on a prior Distribution Date is equal
		to	$0.00

		The amount of Class C Additional Interest for such Distribution Date is equal to	$0.00

		The amount of any Class C Additional Interest previously due but not distributed on a prior Distribution Date is
		equal to	$0.00

	(iv)
	(A)	If HSBC Finance or an Affiliate of HSBC Finance is no longer the Servicer, the Monthly Servicing Fee	$0.00

	(B)	If HSBC Finance or an Affiliate of HSBC Finance is no longer the Administrator, the Monthly
		Administration Fee is equal to	$0.00

	(v)	The Investor Defaulted Amount for such Distribution Date is equal to	$2,725,433.74

	(vi)	The amount of Investor Charge-offs reimbursed on such Distribution Date is equal to	$0.00

		The amount of Subordinated Principal Collections reimbursed on such Distribution Date is equal to	$0.00

	(vii)	The amount applied to accelerate Principal pursuant to Section 5.03 is equal to	$0.00

	(viii)	If HSBC Finance or an Affiliate of HSBC Finance is the Servicer, the Monthly Servicing Fee for such Distribution
		Date and due but not paid for a prior Distribution Date	$883,000.00

	(ix)	If HSBC Finance or an Affiliate of HSBC Finance is the Administrator, the Monthly Administration Fee for such
		Distribution Date and due but not paid for a prior Distribution Date	$8.32

	(x)	The Excess of the Required Reserve Account Amount over the Available Reserve Account Amount, to be deposited
		into the Reserve Account is equal to .	$0.00

	(xi)	The balance, if any, to be distributed to the Transferor	$5,479,572.84

5.		Other Information

	(a)	The Investor Percentage for Principal Collections is equal to	9.98%

	(b)	The Series 2002-2 Principal Shortfall is equal to	$0.00

	(c)	The Pool One Shared Principal Collections are equal to	$0.00

	(d)	The total amount to be distributed to Class A Noteholders
		on such Distribution Date in payment of principal is equal to	$0.00

	(e)	The total amount to be distributed to Class B Noteholders
		on such Distribution Date in payment of principal is equal to	$0.00

	(f)	The total amount to be distributed to Class C Noteholders
		on such Distribution Date in payment of principal is equal to	$0.00

	(g)	The total amount to be distributed to the O/C Holder on such Distribution Date in payment of Excess O/C Amount is
		equal to	$0.00

	(h)	The Monthly Subordination Amount with respect to such
		Distribution Date is equal to	$0.00

	(i)	The amount applied at 4.04(a)(vi) to reimburse previous Monthly Subordination Amounts	$0.00

	(j)	The amount of Investor Charge-Offs for such Distribution
		Date is equal to	$0.00

	(k)	The total amount of reimbursements of Investor Charge-Offs for such Distribution Date is equal to	$0.00

	(l)	The Invested Amount at the close of business on such
		Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal
		To	$529,800,000.00

	(m)	The Principal Funding Account Balance at the close of business on such Distribution Date	$0.00

	(n)	The Class A Note Principal Balance at the close of business on such Distribution Date (after giving effect
		to all payments and adjustments on such Distribution
		Date) will be equal to	$400,000,000.00

	(o)	The Class B Note Principal Balance at the close of business on such Distribution Date (after giving effect
		to all payments and adjustments on such Distribution
		Date) will be equal to	$58,275,000.00

	(p)	The Class C Note Principal Balance at the close of business on such Distribution Date (after giving effect
		to all payments and adjustments on such Distribution
		Date) will be equal to	$41,050,000.00

	(q)	The Required O/C Amount at the close of business on such Distribution Date (after giving effect to all payments
		and adjustments on such Distribution Date) will be equal
		to	$30,475,000.00

	(r)	The O/C Amount at the close of business on such Distribution Date (after giving effect to all payments
		and adjustments on such Distribution Date) will be equal to	$30,475,000.00

	(s)	Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made
		pursuant to the terms of all other Series now outstanding
		and to the payment of the Servicer's fee, administration fee and funding of investor default amounts) prior to
		making distributions on such Distribution Dates is equal to	$6,889,760.76

	(t)	The total amount to be distributed from the Collection Account to the Transferor on such Distribution Date
		(after taking into consideration the amounts which have
		been netted with respect to all Series against deposits to the Collection Account) after making distributions is
		equal to	$5,479,572.84

		HSBC FINANCE CORPORATION, successor by merger to
		Household Finance Corporation ("HSBC Finance")
		HSBC Funding Inc. V

		HOUSEHOLD PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST I
		Class A, Class B and Class C Notes, Series 2002-2

		The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to
		Household Finance Corporation ("HSBC Finance"), as Servicer (the "Servicer"), pursuant to the Transfer
		and Servicing Agreement, dated as of June 12, 2001 (the "Transfer and Servicing Agreement"), by and among
		HSBC Funding Inc. V, as Transferor, the Servicer, and Wilmington Trust Company, as Owner Trustee, does hereby
		certify with respect to the information set forth below as follows:

		Capitalized terms used in this Certificate shall have the
		respective meanings set forth in the Transfer and Servicing Agreement.

		HSBC Finance is, as of the date hereof, the Servicer
		under the Transfer and Servicing Agreement.

		The undersigned is a Servicing Officer.

		This Certificate relates to the Distribution Date occurring on June 15, 2005

		As of the date hereof, to the best knowledge of the
		undersigned, no Amortization Event has been deemed to
		have occurred on or prior to such Distribution Date.

		As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material
		respects all its obligations under the Transfer and
		Servicing Agreement through the Due Period preceding such
		Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail
		the (i) nature of such default, (ii) the action taken by
		the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such
		default; if applicable, insert "None".
		None

		As of the date hereof, to the best knowledge of the
		undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Indenture (or,
		if there is a Lien, such Lien consists of: ___________).

		The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amount
		specified to be paid to the Transferor, the Servicer
		and the Noteholders are all in accordance with the
		requirements of the Transfer and Servicing Agreement, Master Indenture and Indenture Supplement.

		IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7th day of June, 2005.

		HSBC FINANCE CORPORATION
		as Servicer,

		By: _/s/ J. A. Bevacqua_________________________________
		Servicing Officer